GROWTH-EQUITY
                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)






Semiannual Report 2003
--------------------------------------------------------------------------------
                                           DELAWARE GROWTH OPPORTUNITIES FUND



[LOGO] POWERED BY RESEARCH.(SM)

Table
    OF CONTENTS


Letter to Shareholders                      1

Portfolio Management Review                 3

New at Delaware                             5

Performance Summary                         6

Financial Statements:

   Statement of Net Assets                  7

   Statement of Operations                  9

   Statements of Changes
     in Net Assets                         10

   Financial Highlights                    11

   Notes to Financial
     Statements                            15

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)2003 Delaware Distributors, L.P.


Delaware Investments
   POWERED BY RESEARCH

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o  Astute security selection is essential when seeking a performance advantage.

o  Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o U.S. growth equity
o U.S. value equity
o U.S. fixed income
o International and global
o U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 185 seasoned investment professionals -- of whom 124 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                        Delaware Growth Opportunities Fund
   TO SHAREHOLDERS                            April 10, 2003


Recap of Events
During the six months ended March 31, 2003, the tone of the market could best be described by one word: uncertainty. Cautious investors remained concerned about the military engagement in Iraq and ongoing threats of terrorism on American soil. The domestic economy remained sluggish as consumers and businesses alike focused on these geopolitical events and refrained from making the significant purchases that often help stimulate economic growth. Despite the uncertainty, many of the major equity indexes produced positive results during the period. The Standard & Poor's (S&P) 500 Index gained +5.01%, while the Dow Jones Industrial Average rose by +6.57%. The broader Nasdaq Composite Index increased +14.43% during the same period.

Many of the gains experienced in the market came during the fourth quarter of 2002. A rally among small- and mid-cap stocks contributed to a rebound that saw the Nasdaq Composite Index increase by +13.95% during the final three months of 2002. Once prospects for war became imminent, the cautious tone prevailed again and the major indexes traded flat to slightly negative during the first quarter of 2003. During the first quarter, the Dow Jones Industrial Average and the S&P 500 Index lost -3.64% and -3.15%, respectively, while the Nasdaq Composite Index made a slight gain of +0.42%.

Companies have often been hesitant to reinvest in their own businesses. Consumer confidence also declined as individuals grew increasingly apprehensive about their employment situations. For the economy to rebound, consumers must regain confidence about job security and feel more comfortable spending their hard-earned dollars. On a bright note, low mortgage rates have allowed homeowners to refinance their loans and have contributed to strength in the housing sector.

Market Outlook
The end of the war in Iraq should reduce the uncertainty that persisted during the past six months. As time moves on, investors will be likely to once again focus on the domestic economy, the investment markets, and prospects for improving corporate earnings.

We believe that many positive signs are emerging that will contribute to further economic expansion. Oil prices have begun to stabilize, leaving few if any signs of inflation on the horizon. The Federal Reserve most likely will keep interest rates at historically low levels in the short term, permitting homeowners to continue to reduce monthly mortgage expenses.

Total Return
For the period ended March 31, 2003                                  Six Months

Delaware Growth Opportunities Fund -- Class A Shares                   +3.68%
Russell Midcap Growth Index                                            +9.14%
Lipper Multi-Cap Growth Funds Average (442 funds)                      +4.62%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 6. The Russell Midcap Growth Index is an unmanaged index that generally measures the performance of those Russell mid-capitalization companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Average represents the average return of multi-capitalization mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Likewise, commercial borrowing costs are quite low and businesses will have numerous available sources of inexpensive financing. The cheaper cost of capital should allow them to feel more comfortable reinvesting in infrastructure and technology, which helps contribute to economic growth.

Many investment dollars remain on the sidelines as investors await further signals of renewed economic strength. The positive returns in the equity market over the past six months are a welcome sign and we feel the long-term economic outlook may be brighter than it has been in some time.

Thank you for your continued confidence in and your commitment to Delaware Investments.

Sincerely,


    Jude T. Driscoll
--------------------------------
Jude T. Driscoll
President and Chief Executive Officer,
Delaware Management Holdings, Inc.



    David K. Downes
--------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                     Delaware Growth Opportunities Fund
    MANAGEMENT REVIEW                         April 10, 2003



Fund Manager
Gerald S. Frey
Senior Portfolio Manager

The Fund's Results
The stock market posted gains for the six-month period ended March 31, 2003 and many stocks that suffered large losses during the previous period rebounded from depressed levels. The early part of the period was particularly strong, with the Russell Midcap Growth Index rising +24% from October 9 through November 27. During the latter part of the six months, the market shifted its attention toward developments in Iraq and gave back some of the previous gains due to uncertainty over this situation.

Delaware Growth Opportunities Fund returned +3.68% (Class A shares at net asset value with distributions reinvested) for the six months ended March 31, 2003. The Fund trailed the +9.14% gain of its benchmark index, the Russell Midcap Growth Index for the same period. The Fund's peer group, measured by the Lipper Multi-Cap Growth Funds Average, returned +4.62% during the reporting period.

Portfolio Highlights
Technology stocks were the best performers as a group during the period, based on improving investor sentiment and hopes that the slowdown in corporate spending had reached a bottom (Source: Bloomberg). The technology sector of the Russell Midcap Growth Index was up more than +20% during the period although the Fund's relative performance was hampered by its lower technology weighting. Linear Technology and Xilinx were two of the Fund's technology names that posted strong gains during the period.

The Fund's positive performers during the period were not limited to the technology sector, however. For example, office supply retailer Staples was one of the biggest contributors to positive performance. Staples was up more than +40% for the period based on sound third quarter results and optimism that the company will continue to deliver strong earnings and sales growth. St. Jude Medical also rose more than +40% based on strong quarterly results.

Gains were not universal during the bullish fourth quarter of 2002, as companies that reported bad news were often punished. Darden Restaurants was the Fund's biggest negative contributor to performance, down more than -25% for the period after disappointing same store sales growth. Brocade Communications was down more than -40% after the company reduced its estimates of future earnings made to Wall Street analysts. King Pharmaceuticals was one of the worst performing stocks in the Fund for the six months, as it declined more than -25% after the SEC announced an investigation into the company's pricing practices.

We reduced our position in Darden Restaurants and exited completely from Brocade Communications and King Pharmaceuticals during the period. We also significantly reduced our weighting in financial stocks while increasing our technology and healthcare weightings.

Outlook
Looking forward, we believe that individuals and businesses will slowly begin to re-focus on the economy as the year progresses. The Federal Reserve has reduced short-term interest rates to historically low levels, and consumers and businesses should take advantage of inexpensive borrowing costs as opportunities arise.

As long-term investors, we will remain focused on finding and holding those stocks that we believe will be market leaders once attention is shifted from the geopolitical environment back to company fundamentals and overall economic conditions. As the overall economy rebounds, there will be an opportunity to benefit from owning those companies whose growth prospects exceed those of the norm.

Delaware Growth Opportunities Fund

Top 10 Holdings
As of March 31, 2003

                                                                   Percentage
Company                        Sector                             of Net Assets
--------------------------------------------------------------------------------
 1. Kohl's                     Consumer Non-Durable/Retail             3.82%
--------------------------------------------------------------------------------
 2. PartnerRe                  Insurance                               3.08%
--------------------------------------------------------------------------------
 3. Centex                     Buildings & Materials                   2.78%
--------------------------------------------------------------------------------
 4. Fidelity National
    Financial                  Insurance                               2.73%
--------------------------------------------------------------------------------
 5. Bed Bath & Beyond          Consumer Non-Durable/Retail             2.67%
--------------------------------------------------------------------------------
 6. Ambac Financial Group      Insurance                               2.50%
--------------------------------------------------------------------------------
 7. Gilead Sciences            Healthcare & Pharmaceuticals            2.37%
--------------------------------------------------------------------------------
 8. Brinker International      Consumer Services/Restaurants           2.29%
--------------------------------------------------------------------------------
 9. Xilinx                     Technology/Hardware                     2.22%
--------------------------------------------------------------------------------
10. Linear Technology          Technology/Hardware                     2.13%
--------------------------------------------------------------------------------

New
  AT DELAWARE

--------------------------------------------------------------------------------
Simplify your life.                                      [Graphic Omitted
        MANAGE YOUR INVESTMENTS                           edelivery logo]
                          ONLINE!


Get Account Access, Delaware Investments' secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and the highest level of Web security available. You also get:

o Hassle-Free Investing -- Make online purchases and redemptions at any time.

o Simplified Tax Processing -- Automatically retrieve your Delaware Investments accounts' 1099 information and have it entered directly into your 1040 tax return. Available only with Turbo Tax(R) software.

o Less Mail Clutter -- Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Visit www.delawareinvestments.com, select Individual Investor, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday to assist with any questions.

--------------------------------------------------------------------------------

Delaware
   GROWTH OPPORTUNITIES FUND

Fund Basics
As of March 31, 2003

--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks long-term capital growth.

--------------------------------------------------------------------------------
Total Fund Net Assets:
$397.19 million

--------------------------------------------------------------------------------
Number of Holdings:
61

--------------------------------------------------------------------------------
Fund Start Date:
March 27, 1986

--------------------------------------------------------------------------------
Your Fund Manager:
Gerald S. Frey leads the Delaware Investments growth team. He holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York, where he managed technology-related stocks. Previously, he was a Vice President at Chase Investors Management Corporation.

--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A   DFCIX
Class B   DFBIX
Class C   DEEVX


Fund Performance
Average Annual Total Returns

Through March 31, 2003           Lifetime      10 Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 3/27/86)
Excluding Sales Charge            +14.41%       +7.02%       -0.76%     -24.23%
Including Sales Charge            +14.01%       +6.39%       -1.92%     -28.59%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge             +6.03%                    -1.45%     -24.77%
Including Sales Charge             +6.03%                    -1.68%     -27.78%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge             +4.09%                    -1.45%     -24.78%
Including Sales Charge             +4.09%                    -1.45%     -25.53%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The average annual total returns for the lifetime (since 3/27/86), 10-year, five-year, and one-year periods ended March 31, 2003 for Delaware Growth Opportunities Fund's Institutional Class shares were +14.62%, +7.35%, -0.45%, and -23.98%, respectively. Institutional Class shares were first made available on November 9, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to November 9, 1992 is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

Nasdaq Institutional Class symbol: DFDIX

Statement                                     Delaware Growth Opportunities Fund
   OF NET ASSETS                              March 31, 2003 (Unaudited)




                                                       Number of      Market
                                                         Shares       Value
Common Stock - 93.10%

Aerospace & Defense - 1.64%
*+L-3 Communications                                     162,500    $ 6,527,625
                                                                    -----------
                                                                      6,527,625
                                                                    -----------
Banking & Finance - 5.93%
  Lehman Brothers Holdings                                90,600      5,232,150
  Moody's Investors Services                             119,200      5,510,616
  North Fork Bancorporation                              158,800      4,676,660
  TCF Financial                                          202,800      8,120,112
                                                                    -----------
                                                                     23,539,538
                                                                    -----------
Basic Industry/Capital Goods - 2.15%
  Danaher                                                 60,700      3,991,632
 +Mettler-Toledo International                           152,400      4,539,996
                                                                    -----------
                                                                      8,531,628
                                                                    -----------
Buildings & Materials - 4.72%
  Centex                                                 202,800     11,024,208
  Lennar                                                 144,500      7,737,975
                                                                    -----------
                                                                     18,762,183
                                                                    -----------
Business Services/Media & Publishing - 3.03%
  E.W. Scripps                                            76,400      5,786,536
 +Lamar Advertising                                      212,300      6,231,005
                                                                    -----------
                                                                     12,017,541
                                                                    -----------
Business Services/Other - 5.22%
 +Fisher Scientific International                        265,000      7,409,400
  Manpower                                               175,800      5,252,904
 +Robert Half International                              468,300      6,233,073
*+United Rentals                                         189,300      1,821,066
                                                                    -----------
                                                                     20,716,443
                                                                    -----------
Consumer Non-Durable/Retail - 14.91%
 +Amazon.com                                             225,100      5,859,353
 +Bed Bath & Beyond                                      306,800     10,596,872
 +Dollar Tree Stores                                     346,500      6,895,350
 +Kohl's                                                 268,300     15,180,415
 +Staples                                                375,300      6,879,249
 +Starbucks                                              284,200      7,320,992
*+Williams & Sonoma                                      296,800      6,470,240
                                                                    -----------
                                                                     59,202,471
                                                                    -----------
Consumer Non-Durable/Textiles & Apparel - 0.76%
 *Cintas                                                  92,300      3,036,670
                                                                    -----------
                                                                      3,036,670
                                                                    -----------
Consumer Products - 1.83%
  Mattel                                                 322,800      7,263,000
                                                                    -----------
                                                                      7,263,000
                                                                    -----------
Consumer Services/Entertainment & Leisure - 4.60%
  Marriott International Class A                         141,600      4,504,296
 *Royal Caribbean Cruises                                418,400      6,288,552
 +Westwood One                                           239,300      7,475,732
                                                                    -----------
                                                                     18,268,580
                                                                    -----------
Consumer Services/Other - 0.98%
*+Host Marriott                                          563,100      3,896,652
                                                                    -----------
                                                                      3,896,652
                                                                    -----------

                                                       Number of      Market
                                                         Shares       Value
Common Stock (continued)

Consumer Services/Restaurants - 4.78%
 +Brinker International                                  297,600    $ 9,076,800
  Darden Restaurants                                     311,200      5,554,920
 +P.F. Chang's China Bistro                              118,200      4,373,400
                                                                    -----------
                                                                     19,005,120
                                                                    -----------
Energy - 2.19%
 +Cooper Cameron                                          39,700      1,965,547
 *Devon Energy                                            80,700      3,891,354
 +Nabors Industries                                       71,700      2,858,679
                                                                    -----------
                                                                      8,715,580
                                                                    -----------
Healthcare & Pharmaceuticals - 13.99%
*+Accredo Health                                         159,850      3,890,589
 +AdvancePCS                                              61,300      1,737,242
  Allergan                                               112,600      7,680,446
  AmerisourceBergen                                      130,200      6,835,500
 +Anthem                                                  64,600      4,279,750
 +Boston Scientific                                       56,700      2,311,092
 +Caremark RX                                            191,900      3,482,985
 +Gilead Sciences                                        224,200      9,414,158
*+IDEC Pharmaceuticals                                   128,800      4,433,167
 +Medimmune                                              120,800      3,965,864
 +St. Jude Medical                                        54,100      2,637,375
 *Teva Pharmaceutical ADR                                117,900      4,910,535
                                                                    -----------
                                                                     55,578,703
                                                                    -----------
Insurance - 11.19%
  Ambac Financial Group                                  196,750      9,939,810
 +Arch Capital Group                                      94,600      3,211,575
  Fidelity National Financial                            317,400     10,839,210
  HCC Insurance Holdings                                 321,900      8,227,764
 *PartnerRe                                              243,400     12,230,850
                                                                    -----------
                                                                     44,449,209
                                                                    -----------
Technology/Communications - 3.79%
 +Applied Micro Circuits                               1,033,800      3,370,188
 +Ciena                                                  796,319      3,479,914
*+Emulex                                                 428,100      8,198,115
                                                                    -----------
                                                                     15,048,217
                                                                    -----------
Technology/Hardware - 7.22%
  Linear Technology                                      273,500      8,442,945
 +Network Appliance                                      429,100      4,801,629
 +Novellus Systems                                       241,900      6,596,613
 +Xilinx                                                 377,200      8,830,252
                                                                    -----------
                                                                     28,671,439
                                                                    -----------
Technology/Software - 0.54%
 +VERITAS Software                                       122,650      2,156,187
                                                                    -----------
                                                                      2,156,187
                                                                    -----------
Transportation - 3.63%
  Expeditors International                               166,800      5,996,460
*+Ryanair Holdings ADR                                   203,000      8,418,410
                                                                    -----------
                                                                     14,414,870
                                                                    -----------

Total Common Stock (cost $366,106,006)                              369,801,656
                                                                    -----------

Statement                                     Delaware Growth Opportunities Fund
   OF NET ASSETS (CONTINUED)


                                                    Principal        Market
                                                      Amount         Value

Repurchase Agreements - 5.56%
  With BNP Paribas 1.30% 4/1/03
    (dated 3/31/03, collateralized
    by $7,197,000 U.S. Treasury
    Notes 6.785% due 5/15/06,
    market value $8,421,373)                         $8,246,000    $  8,246,000
  With J. P. Morgan Securities 1.23%
    4/1/03 (dated 3/31/03,
    collateralized by $5,142,000
    U.S. Treasury Notes
    11.875% due 11/15/03,
    market value $5,712,938)                          5,592,000       5,592,000
  With UBS Warburg 1.30% 4/1/03
    (dated 3/31/03, collateralized
    by $7,204,000 U.S. Treasury Notes
    7.00% due 7/15/06,
    market value $8,411,966)                          8,246,000       8,246,000
                                                                   ------------
Total Repurchase Agreements
  (cost $22,084,000)                                                 22,084,000
                                                                   ------------
Total Market Value of Securities - 98.66%
  (cost $388,190,006)                                               391,885,656
Short Term Investments Held as Collateral
  for Loaned Securities - 11.86%
  (cost $47,095,358)++                                               47,095,358
Obligation to Return Securities Lending
  Collateral - (11.86%)++                                           (47,095,358)
Receivables and Other Assets
  Net of Liabilities - 1.34%                                          5,306,852
                                                                   ------------
Net Assets Applicable to 28,952,076
  Shares Outstanding - 100.00%                                     $397,192,508
                                                                   ============
Net Asset Value - Delaware Growth
  Opportunities Fund Class A
  ($345,637,243 / 25,062,958 Shares)                                     $13.79
                                                                         ------
Net Asset Value - Delaware Growth
  Opportunities Fund Class B
  ($24,545,661 / 1,980,870 Shares)                                       $12.39
                                                                         ------
Net Asset Value - Delaware Growth
  Opportunities Fund Class C
   ($6,638,926 / 523,202 Shares)                                         $12.69
                                                                         ------
Net Asset Value - Delaware Growth
  Opportunities Fund Institutional Class
  ($20,370,678 / 1,385,046 Shares)                                       $14.71
                                                                         ------

Components of Net Assets at March 31, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                               $527,091,387
Accumulated net investment loss                                      (2,054,350)
Accumulated net realized loss on investments                       (131,540,179)
Net unrealized appreciation of investments                            3,695,650
                                                                   ------------
Total net assets                                                   $397,192,508
                                                                   ============


 *Fully or partially on loan.

 +Non-income producing security for the six months ended March 31, 2003.

++See Note #7 in "Notes to Financial Statements".

Summary of Abbreviations:
ADR - American Depositary Receipts

Net Asset Value and Offering Price per Share -
  Delaware Growth Opportunities Fund
Net asset value Class A (A)                                              $13.79
Sales charge (5.75% of offering price,
  or 6.09% of amount invested per share( (B)                               0.84
                                                                         ------
Offering price                                                           $14.63
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.


See accompanying notes


Statement                                                                             Delaware Growth Opportunities Fund
   OF OPERATIONS                                                                      Six Months Ended March 31, 2003 (Unaudited)

Investment Income:
   Dividends                                                                 $ 1,107,485
   Interest                                                                      237,634
   Securities lending income                                                      47,810                             $ 1,392,929
                                                                             -----------                             -----------

Expenses:
   Management fees                                                             1,563,848
   Distribution expenses - Class A                                               544,783
   Distribution expenses - Class B                                               132,341
   Distribution expenses - Class C                                                33,243
   Dividend disbursing and transfer agent fees and expenses                      812,100
   Reports and statements to shareholders                                        108,000
   Accounting and administration expenses                                         96,000
   Registration fees                                                              44,100
   Professional fees                                                              20,645
   Trustees' fees                                                                 11,440
   Custodian fees                                                                  8,380
   Other                                                                          77,604                               3,452,484
                                                                             -----------
   Less expenses paid indirectly                                                                                          (5,205)
                                                                                                                     -----------
   Total expenses                                                                                                      3,447,279
                                                                                                                     -----------
Net Investment Loss                                                                                                   (2,054,350)
                                                                                                                     -----------

Net Realized and Unrealized Gain (Loss) on Investments:
   Net realized loss on investments                                                                                  (39,315,383)
   Net change in unrealized appreciation of investments                                                               56,459,726
                                                                                                                     -----------
Net Realized and Unrealized Gain on Investments                                                                       17,144,343
                                                                                                                     -----------

Net Increase in Net Assets Resulting from Operations                                                                 $15,089,993
                                                                                                                     ===========


See accompanying notes


Statements                                                                                 Delaware Growth Opportunities Fund
   OF CHANGES IN NET ASSETS

                                                                                                    Six Months          Year
                                                                                                      Ended             Ended
                                                                                                     3/31/03           9/30/02
                                                                                                   (Unaudited)
Increase (Decrease) in Net Assets from Operations:
   Net investment loss                                                                            $ (2,054,350)     $ (4,839,779)
   Net realized loss on investments                                                                (39,315,383)      (27,687,998)
   Net change in unrealized appreciation/depreciation of investments                                56,459,726       (15,878,336)
                                                                                                  ------------      ------------
   Net increase (decrease) in net assets resulting from operations                                  15,089,993       (48,406,113)
                                                                                                  ------------      ------------

Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                                                        11,299,856        23,947,750
     Class B                                                                                         1,399,102         4,221,731
     Class C                                                                                           990,905         2,599,859
     Institutional Class                                                                             2,580,142         5,592,379
                                                                                                  ------------      ------------
                                                                                                    16,270,005        36,361,719
                                                                                                  ------------      ------------
   Cost of shares repurchased:
     Class A                                                                                       (36,352,076)     (105,038,299)
     Class B                                                                                        (4,122,769)      (11,061,000)
     Class C                                                                                          (948,864)       (3,427,703)
     Institutional Class                                                                            (2,855,542)       (5,435,286)
                                                                                                  ------------      ------------
                                                                                                   (44,279,251)     (124,962,288)
                                                                                                  ------------      ------------
Decrease in net assets derived from capital share transactions                                     (28,009,246)      (88,600,569)
                                                                                                  ------------      ------------
Net Decrease in Net Assets                                                                         (12,919,253)     (137,006,682)

Net Assets:
   Beginning of period                                                                             410,111,761       547,118,443
                                                                                                  ------------      ------------
   End of period                                                                                  $397,192,508      $410,111,761
                                                                                                  ============      ============


See accompanying notes

Financial
    HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                Delaware Growth Opportunities Fund Class A

                                                                      Six Months   Year      Year      Year      Year      Year
                                                                        Ended      Ended     Ended     Ended     Ended     Ended
                                                                      3/31/03(1)  9/30/02   9/30/01   9/30/00   9/30/99   9/30/98
                                                                     (Unaudited)
Net asset value, beginning of period                                   $13.300    $15.120   $40.070    $26.350   $22.470   $30.450

Income (loss) from investment operations:
Net investment loss(2)                                                  (0.066)    (0.136)   (0.161)    (0.324)   (0.204)   (0.237)
Net realized and unrealized gain (loss) on investments                   0.556     (1.684)  (15.954)    19.064     8.014    (1.873)
                                                                       -------    -------   -------   --------  --------   -------
Total from investment operations                                         0.490     (1.820)  (16.115)    18.740     7.810    (2.110)
                                                                       -------    -------   -------   --------  --------   -------

Less dividends and distributions from:
Net realized gain on investments                                            --         --    (8.508)    (5.020)   (3.930)   (5.870)
In excess of net realized gain on investments                               --         --    (0.327)        --        --        --
                                                                       -------    -------   -------   --------  --------   -------
Total dividends and distributions                                           --         --    (8.835)    (5.020)   (3.930)   (5.870)
                                                                       -------    -------   -------   --------  --------   -------

Net asset value, end of period                                         $13.790    $13.300   $15.120    $40.070   $26.350   $22.470
                                                                       =======    =======   =======   ========  ========   =======

Total return(3)                                                          3.68%    (12.04%)  (49.45%)     77.02%   38.64%    (8.28%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                               $345,637   $357,438  $479,825  $1,086,472 $649,052  $566,734
Ratio of expenses to average net assets                                  1.61%      1.46%     1.43%       1.25%    1.37%     1.40%
Ratio of net investment loss to average net assets                      (0.94%)    (0.81%)   (0.74%)     (0.91%)  (0.83%)   (0.92%)
Portfolio turnover                                                         97%        97%      121%        123%     114%      115%


(1) Ratios and portfolio turnover have been annualized and total return has not been annualized

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.


See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Delaware Growth Opportunities Fund Class B

                                                                      Six Months   Year      Year      Year      Year      Year
                                                                        Ended      Ended     Ended     Ended     Ended     Ended
                                                                      3/31/03(1)  9/30/02   9/30/01   9/30/00   9/30/99   9/30/98
                                                                     (Unaudited)
Net asset value, beginning of period                                   $12.000    $13.730   $37.520   $25.060   $21.680    $29.750

Income (loss) from investment operations:
Net investment loss(2)                                                  (0.108)    (0.238)   (0.296)   (0.545)   (0.367)    (0.408)
Net realized and unrealized gain (loss) on investments                   0.498     (1.492)  (14.659)   18.025     7.677     (1.792)
                                                                       -------    -------   -------   -------   -------    -------
Total from investment operations                                         0.390     (1.730)  (14.955)   17.480     7.310     (2.200)
                                                                       -------    -------   -------   -------   -------    -------

Less dividends and distributions from:
Net realized gain on investments                                            --         --    (8.508)   (5.020)   (3.930)    (5.870)
In excess of net realized gain on investments                               --         --    (0.327)       --        --         --
                                                                       -------    -------   -------   -------   -------    -------
Total dividends and distributions                                           --         --    (8.835)   (5.020)   (3.930)    (5.870)
                                                                       -------    -------   -------   -------   -------    -------

Net asset value, end of period                                         $12.390    $12.000   $13.730   $37.520   $25.060    $21.680
                                                                       =======    =======   =======   =======   =======    =======

Total return(3)                                                          3.34%    (12.67%)  (49.79%)   75.81%    37.67%     (8.92%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                $24,546    $26,389   $36,606   $79,335   $26,941    $18,470
Ratio of expenses to average net assets                                  2.31%      2.16%     2.13%     1.95%     2.07%      2.10%
Ratio of net investment loss to average net assets                      (1.64%)    (1.51%)   (1.44%)   (1.61%)   (1.53%)    (1.62%)
Portfolio turnover                                                         97%        97%      121%      123%      114%       115%


(1) Ratios and portfolio turnover have been annualized and total return has not been annualized

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.


See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Delaware Growth Opportunities Fund Class C

                                                                      Six Months   Year      Year      Year      Year      Year
                                                                        Ended      Ended     Ended     Ended     Ended     Ended
                                                                      3/31/03(1)  9/30/02   9/30/01   9/30/00   9/30/99   9/30/98
                                                                     (Unaudited)
Net asset value, beginning of period                                   $12.280    $14.060   $38.180   $25.440   $21.950    $30.050

Income (loss) from investment operations:
Net investment loss(2)                                                  (0.109)    (0.241)   (0.300)   (0.552)   (0.369)    (0.411)
Net realized and unrealized gain (loss) on investments                   0.519     (1.539)  (14.985)   18.312     7.789     (1.819)
                                                                       -------    -------   -------   -------   -------    -------
Total from investment operations                                         0.410     (1.780)  (15.285)   17.760     7.420     (2.230)
                                                                       -------    -------   -------   -------   -------    -------

Less dividends and distributions from:
Net realized gain on investments                                            --         --    (8.508)   (5.020)   (3.930)    (5.870)
In excess of net realized gain on investments                               --         --    (0.327)       --        --         --
                                                                       -------    -------   -------   -------   -------    -------
Total dividends and distributions                                           --         --    (8.835)   (5.020)   (3.930)    (5.870)
                                                                       -------    -------   -------   -------   -------    -------

Net asset value, end of period                                         $12.690    $12.280   $14.060   $38.180   $25.440    $21.950
                                                                       =======    =======   =======   =======   =======    =======

Total return(3)                                                          3.34%    (12.66%)  (49.80%)   75.77%    37.65%     (8.89%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                 $6,639     $6,398    $8,145   $15,555    $5,945     $3,576
Ratio of expenses to average net assets                                  2.31%      2.16%     2.13%     1.95%     2.07%      2.10%
Ratio of net investment loss to average net assets                      (1.64%)    (1.51%)   (1.44%)   (1.61%)   (1.53%)    (1.62%)
Portfolio turnover                                                         97%        97%      121%      123%      114%       115%


(1) Ratios and portfolio turnover have been annualized and total return has not been annualized

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.


See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware Growth Opportunities Fund Institutional Class

                                                                      Six Months   Year      Year      Year      Year      Year
                                                                        Ended      Ended     Ended     Ended     Ended     Ended
                                                                      3/31/03(1)  9/30/02   9/30/01   9/30/00   9/30/99   9/30/98
                                                                     (Unaudited)
Net asset value, beginning of period                                   $14.170    $16.050   $41.810   $27.260   $23.070    $31.010
Income (loss) from investment operations:
Net investment loss(2)                                                  (0.045)    (0.085)   (0.095)   (0.227)   (0.131)    (0.160)
Net realized and unrealized gain (loss) on investments                   0.585     (1.795)  (16.830)   19.797     8.251     (1.910)
                                                                       -------    -------   -------   -------   -------    -------
Total from investment operations                                         0.540     (1.880)  (16.925)   19.570     8.120     (2.070)
                                                                       -------    -------   -------   -------   -------    -------

Less dividends and distributions from:
Net realized gain on investments                                            --         --    (8.508)   (5.020)   (3.930)    (5.870)
In excess of net realized gain on investments                               --         --    (0.327)       --        --         --
                                                                       -------    -------   -------   -------   -------    -------
Total dividends and distributions                                           --         --    (8.835)   (5.020)   (3.930)    (5.870)
                                                                       -------    -------   -------   -------   -------    -------

Net asset value, end of period                                         $14.710    $14.170   $16.050   $41.810   $27.260    $23.070
                                                                       =======    =======   =======   =======   =======    =======

Total return(3)                                                          3.81%    (11.71%)  (49.30%)   77.55%    39.08%     (7.99%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                $20,371    $19,886   $22,542   $40,419   $19,645    $95,200
Ratio of expenses to average net assets                                  1.31%      1.16%     1.13%     0.95%     1.07%      1.10%
Ratio of net investment loss to average net assets                      (0.64%)    (0.51%)   (0.44%)   (0.61%)   (0.53%)    (0.62%)
Portfolio turnover                                                         97%        97%      121%      123%      114%       115%


(1) Ratios and portfolio turnover have been annualized and total return has not been annualized

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.


See accompanying notes

Notes                                         Delaware Growth Opportunities Fund
   TO FINANCIAL STATEMENTS                    March 31, 2003 (Unaudited)


Delaware Group Equity Funds IV (the "Trust") is organized as a Delaware business trust and offers two series: Delaware Diversified Growth Fund and Delaware Growth Opportunities Fund. These financial statements and the related notes pertain to the Delaware Growth Opportunities Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Prior to November 18, 2002, Class B shares were sold with deferred sales charge that declined from 5% to zero depending upon the period of time held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek to provide long-term capital growth.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $5,015 for the period ended March 31, 2003. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended March 31, 2003 were approximately $190. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on the average daily net assets in excess $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares.

At March 31, 2003, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                         $22,445

  Dividend disbursing, transfer agent fees,
  accounting and other expenses payable to DSC                      35,078

  Other expenses payable to DMC and affiliates                      43,279

For the period ended March 31, 2003, DDLP earned $14,151 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

Notes                                         Delaware Growth Opportunities Fund
    TO FINANCIAL STATEMENTS (CONTINUED)

3. Investments
For the period ended March 31, 2003, the Fund made purchases of $185,318,520 and sales of $212,042,510 of investment securities other than short-term investments.

At March 31, 2003, the cost of investments for federal income tax purposes approximates the cost for book purposes. At March 31, 2003, the cost of investments was $388,190,006. At March 31, 2003, the net unrealized appreciation was $3,695,650, of which $46,112,065 relate to unrealized appreciation of investments and $42,416,415 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the year ended September 30, 2002 and 2001 was as follows:

                                                9/30/02           9/30/01

Ordinary income                                $     --       $ 21,056,770
Long-term capital gain                               --        249,345,217
                                               --------       ------------
Total                                          $     --       $270,401,987
                                               ========       ============

As of September 30, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                                 $555,100,633
Capital loss carryforwards                                     (47,346,190)
Post-October losses                                            (27,594,212)
Unrealized depreciation of investments                         (70,048,470)
                                                              ------------
Net assets                                                    $410,111,761
                                                              ============

The difference between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $47,346,190 expires in 2010.

Post-October losses represent losses realized on investment transactions from November 1, 2001 through September 30, 2002 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                              Six Months          Year
                                                Ended             Ended
                                               3/31/03           9/30/02
                                             (Unaudited)
Shares sold:
   Class A                                     803,688          1,408,121
   Class B                                     110,082            272,367
   Class C                                      76,761            167,153
   Institutional Class                         173,405            312,359
                                            ----------         ----------
                                             1,163,936          2,160,000
                                            ----------         ----------

Shares repurchased:
   Class A                                  (2,609,400)        (6,276,827)
   Class B                                    (329,110)          (738,806)
   Class C                                     (74,397)          (225,736)
   Institutional Class                        (192,129)          (312,986)
                                            ----------         ----------
                                            (3,205,036)        (7,554,355)
                                            ----------         ----------
   Net decrease                             (2,041,100)        (5,394,355)
                                            ==========         ==========

For the year ended September 30, 2002 and the period ended March 31, 2003, 7,884 Class B shares were converted to 7,116 Class A shares valued at $104,541 and 28,405 Class B shares were converted to 25,549 Class A shares valued at $360,027, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statement of Changes in Net Assets.

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of March 31, 2003, or at any time during the period.

Notes                                         Delaware Growth Opportunities Fund
   TO FINANCIAL STATEMENTS (CONTINUED)


7. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. At March 31, 2003, the market value of securities on loan was $45,199,658.

The securities on loan were collateralized by the following:

Description                                                     Market Value
--------------                                              ------------------
Wachovia Bank 1.6575% 5/8/03                                   $ 1,605,808
Morgan Stanley Dean Witter 1.38% 4/30/04                           642,323
Canadian Imperial Bank NY 1.4097% 10/9/03                          321,048
Natexis Banques Populaires NY 1.4696% 10/15/03                     642,084
MBNA 1997-C A 1.3205% 3/15/04                                      642,769
Racers Series 2002-35-C 1.5796% 4/15/04                          1,598,196
Racers 1999-35-MM 1.43% 4/1/03                                   1,926,970
Goldman Sachs Group LP 1.5775% 7/14/03                           2,248,131
Morgan Stanley Dean Witter 1.61% 1/24/05                         1,284,647
Merrill Lynch Mortgage Capital 1.5775% 5/6/03                    1,605,808
Bayerische Landesbank, NY 1.4955% 8/30/04                        3,208,601
Jupiter Securitization Corp 1.2863% 4/1/03                       1,283,363
Mont Blanc 1.2718% 4/15/03                                         962,159
Lehman Brothers Inc 1.4975% 4/1/03                              29,123,451
                                                               -----------
                                                               $47,095,358
                                                               -----------

8. Credit and Market Risks
The Fund invests a significant portion of its assets in small- and medium-sized companies and may be subject to certain risks associated with ownership of securities of small- and medium-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Delaware
Investments(SM)
--------------------------------------
a member of Lincoln Financial Group(R)

This semiannual report is for the information of Delaware Growth Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Growth Opportunities Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                               Affiliated Officers                            Contact Information

Walter P. Babich                                Jude T. Driscoll                               Investment Manager
Board Chairman                                  President and Chief Executive Officer          Delaware Management Company
Citadel Construction Corporation                Delaware Management Holdings, Inc.             Philadelphia, PA
King of Prussia, PA                             Philadelphia, PA
                                                                                               International Affiliate
David K. Downes                                 Richelle S. Maestro                            Delaware International Advisers Ltd.
President and Chief Executive Officer           Senior Vice President,                         London, England
Delaware Investments Family of Funds            General Counsel and Secretary
Philadelphia, PA                                Delaware Investments Family of Funds           National Distributor
                                                Philadelphia, PA                               Delaware Distributors, L.P.
John H. Durham                                                                                 Philadelphia, PA
Private Investor                                Michael P. Bishof
Gwynedd Valley, PA                              Senior Vice President and Treasurer            Shareholder Servicing, Dividend
                                                Delaware Investments Family of Funds           Disbursing and Transfer Agent
John A. Fry                                     Philadelphia, PA                               Delaware Service Company, Inc.
President                                                                                      2005 Market Street
Franklin & Marshall College                                                                    Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                               For Shareholders
Anthony D. Knerr                                                                               800 523-1918
Managing Director
Anthony Knerr & Associates                                                                     For Securities Dealers and Financial
New York, NY                                                                                   Institutions Representatives Only
                                                                                               800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                          Web site
National Gallery of Art                                                                        www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN



(7704)                                                                                                        Printed in the USA
SA-016 [3/03] VGR 5/03                                                                                                     J9148

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